Related-party transactions	12 Months Ended
Dec. 31, 2020
Related-party transactions [Abstract]
Related-party transactions [Text Block]

26Related-party transactions

In the normal course of business, Philips purchases and sells goods and services from/to various related parties in which Philips typically holds between 20% and 50% equity interest and has significant influence. These transactions are generally conducted with terms comparable to transactions with third parties.

Philips Group

Related-party transactions

in millions of EUR

	2018	2019	2020
Sales of goods and services	232	158	204
Purchases of goods and services	67	53	57
Receivables from related parties	28	32	37
Payables to related parties	1	2	1

In the table above, sales transactions between Philips and PMC are included amounting to EUR 191 million in 2020 (2019: EUR 150 million; 2018: EUR 154 million), under which PMC has leased the equipment to the ultimate customer. In addition to the table above, as part of its S&RC operations in the US, Philips Medical Capital LLC funded durable medical equipment (DMEs) providers, through loans and leases. PMC-funded transactions these DMEs entered into with Philips amount to EUR 243 million in 2020 (2019: EUR 235 million; 2018: EUR 177 million). The associated costs of these funding transactions are borne by the ultimate customer and settled directly with Philips Medical Capital LLC.

Philips Medical Capital LLC, a Pennsylvania limited liability company, is owned 60% by De Lage Landen Financial Services, Inc. (DLL) and 40% by Philips Electronics North America Corporation (Philips).

In light of the composition of the Executive Committee, the company considers the members of the Executive Committee and the Supervisory Board to be the key management personnel as defined in IAS 24 Related Party Disclosures.

For remuneration details of the Executive Committee, the Board of Management and the Supervisory Board see Information on remuneration.

For Post-employment benefit plans see Post-employment benefits.